UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 9, 2015

Date of Report (Date of earliest event reported)

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in charter)

Delaware	001-35377	20-1647837
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 2550

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(832) 519-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 9, 2015, Crestwood Midstream Partners LP (the “Company”) issued a press release to announce that it intends to offer $700 million aggregate principal amount of senior notes due 2023 (the “Offering”). The Company also announced its intention to redeem $350 million aggregate principal amount of senior notes due 2019, subject to completion of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. In connection with the Offering, the Company disclosed updated risk factor information contained in Exhibit 99.2, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 9, 2015

99.2	Supplemental Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

By:	Crestwood Midstream GP LLC,
its General Partner

By:	/s/ Michael J. Campbell
Michael J. Campbell
Senior Vice President and Chief Financial Officer

Dated: March 9, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 9, 2015

99.2	Supplemental Information

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